ProShares Equities for Rising Rates ETF Investment Objectives and Goals - ProShares Equities for Rising Rates ETF	May 30, 2025
Prospectus [Line Items]
Risk/Return [Heading]	Equities For Rising Rates ETF
Objective [Heading]	Investment Objective
Objective, Primary [Text Block]	ProShares Equities for Rising Rates ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Nasdaq U.S. Large Cap Equities for Rising Rates Index (the “Index”). The goal of the Index is to provide relative outperformance, as compared to traditional large-cap indexes, during periods of rising U.S. Treasury interest rates (“interest rates”).
Objective, Secondary [Text Block]	The goal of the Index is to provide relative outperformance, as compared to traditional large-cap indexes, during periods of rising U.S. Treasury interest rates ("interest rates").